Exhibit 10.22

School Building Lease Amendment

of The Beijing British School

on 12 April 2010

Beijing New Talent Academy (hereinafter referred to as Party A)

Address: Tianzhu Development Zone, Shunyi District, Beijing, China

Zip code: 100300

Tel: [             ], Fax:[          ]

Representative: Lan Chun   Title: Principal

Nord Anglia Education Ltd (hereinafter referred to as Party B)

Address:	Nord House,
Third Avenue, Centrum 100
Burton-upon-Trent, Staffordshire
DE14 2WD
U.K.

Tel:[ 44-1283-496900], Fax:[ 44-1283-496541]

Representative: ANDREW FITZMAURICE   Title: Chief Executive Officer

The School Building Lease Contract of The British International School (hereinafter referred to as the “Lease Contract”) was signed on 19 September 2007 in Beijing and amended in June 2009 (the “First Amendment”) by Party A and Nord Anglia Education Limited (“Nord Anglia”). The Parties now wish to enter into a second lease amendment (“This Amendment”).Through friendly negotiation, both parties agree to amend the terms related in the Lease Contract as follows:

1.             Clause 3.1 under Lease Contract is to be amended and replaced as follows:

3.1       The lease term of the School Buildings for Lease shall be 20 years, commencing on 1 September 2009 (i.e. the commencing date of the lease) and ending on 31 August 2029. Party B shall have the right to choose whether to extend the lease for another ten years upon the expiration of the lease term. Party B must serve a written notice to Party A of its intention to exercise its 10-year extension option by the year preceding the expiration of the lease term, that is, by 1 September 2028. The Parties will agree on the rental for the 10-year extension within one calendar month after the notice of extension is served.

2.              This Amendment is the important correction and supplementary, it’s the important component of the Lease Contract. In case of any discrepancy between this Amendment and the Lease Contract, this Amendment shall prevail. Any matters not covered under this Amendment shall be in accordance with the Lease Contract. Any unsettled matters of this Amendment shall be subject to further discussion between Party A and Party B.

3.              This Admendment is made in two original copies and each Party holds one copy. This Amendment shall go into effect after being signed and sealed by Party A and Party B.